UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)
Exact name of registrant as specified in charter: Putnam Funds Trust
Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2006

Date of reporting period: October 1, 2005—September 30, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Prime Money Market Fund

9|30|06

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Prime Money
Market Fund

9| 30| 06

Annual Report

Message from the Trustees	1
About the fund	2
Report from the fund managers	3
Performance	7
Expenses	9
Your fund’s management	11
Terms and definitions	12
Trustee approval of management contract	13
Other information for shareholders	16
Financial statements	17
Federal tax information	34
About the Trustees	35
Officers	39

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

Beginning in May of this year, pessimism pervaded the markets as leading economic indicators began to point toward slower growth. The resulting correction undercut much of the progress that markets had achieved in the previous three months. However, in August and September, the Federal Reserve (the Fed) left the federal funds rate unchanged at 5.25%, without ruling out the possibility of future rate increases to combat inflation growth. The Fed's pause in its rate-raising program, as well as continued strong corporate profitability and a fall in energy and commodity prices, contributed to a more favorable market environment. Accordingly, equity and bond markets rebounded strongly as your fund's reporting period drew to a close.

We would like to take this opportunity to announce that a new Trustee, Kenneth R. Leibler, has joined your fund's Board of Trustees. Mr. Leibler has had an outstanding career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange, the nation's newest electronic marketplace for the trading of derivative securities. He currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of the Optimum Funds group.

We would also like to announce the retirement of one of your fund's Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund's management team discuss the fund's performance and strategies for the fiscal period ended September 30, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Respectfully yours,

George Putnam, III
President of the Funds

John A. Hill
Chairman of the Trustees

November 15, 2006

Putnam Prime Money Market Fund emphasizes high-quality, short-term, fixed-income securities. The fund seeks as high a rate of current income as Putnam believes is consistent with preservation of capital and maintenance of liquidity. The fund may be appropriate for institutional investors who seek to maintain stability of principal and easy access to their money.

Highlights

• For the 12 months ended September 30, 2006, Putnam Prime Money Market Fund’s class I shares returned 4.70% .

• The fund’s benchmark, the Merrill Lynch 91-Day Treasury Bill Index, returned 4.50% .

• The average return for the fund’s Lipper category, Institutional Money Market Funds, was 4.36% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 7.

Performance

Total return for class I shares for periods ended 9/30/06

Current 7-day yield (at 9/30/06) is 5.29% (with expense limitation).

Current 7-day yield (at 9/30/06) is 5.11% (without expense limitation).

	Average annual return	Cumulative return
	NAV	NAV

Life of fund (inception: 5/6/04)	3.24%	7.95%

1 year	4.70	4.70

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return will fluctuate. Performance assumes reinvestment of distributions and does not account for taxes. Class I shares do not bear a sales charge. For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns and yields would have been lower. The 7-day yield is one of the most common gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

Report from the fund managers

The year in review

After two years of raising interest rates, the Fed paused in the final months of Putnam Prime Money Market Fund’s fiscal year and held rates steady. Moderating economic growth and falling energy prices have eased inflationary pressures and increased the likelihood that the Fed may be nearing the end of the current tightening cycle. Earlier this year, we began to position the portfolio for such an eventuality, increasing its exposure to longer-term fixed-rate money market securities. We are pleased to report that our strategy of seeking to lock in attractive rates for longer periods of time proved effective. For the year ended September 30, 2006, the fund’s class I share total return at net asset value (NAV) surpassed the average return of funds in its Lipper peer group as well as the return of its benchmark index, which is composed exclusively of shorter-maturity U.S. Treasury bills. Your fund, by contrast, invests in a wide range of money-market-eligible securities.

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/06.

Bonds

Merrill Lynch 91-Day Treasury Bill Index
(short-maturity U.S. Treasury bills)	4.50%

Lipper Institutional Money Market Funds category average	4.36%

Lehman Aggregate Bond Index
(broad bond market)	3.67%

Citigroup World Government Bond Index
(global government bonds)	2.23%

Equities

S&P 500 Index
(broad stock market)	10.79%

Russell 1000 Index
(large-company stocks)	10.25%

Russell 2000 Index
(small-company stocks)	9.92%

Market overview

Following a string of 17 increases in the federal funds rate —including six that occurred during the fund’s fiscal year — the Fed suspended its credit-tightening program in August, opting to maintain the benchmark rate for overnight loans between banks at 5.25% . Statements from the Federal Open Market Committee, the Fed’s policy-setting panel, indicate that future rate increases remain possible but will depend on whether the Fed concludes that its two-year campaign to keep inflation in check has been successful.

Reflecting the Fed’s activity, yields on shorter-term bonds rose dramatically during the period, while yields on intermediate- and long-term bonds declined, leading to a convergence of shorter- and longer-term rates. As rates converged, the yield curve — a graphical representation of yields for bonds of comparable quality plotted from the shortest to the longest maturity — flattened, meaning there was less difference in yield between short- and long-term securities than would be expected under normal conditions.

According to money market research firm iMoneyNet, assets of money market funds have continued to grow —reaching levels not seen since 2003. Much of this growth is attributed to net yields for these funds attaining the 5%

mark, which is an important psychological level for investors. Given this positive environment, we expect money market fund assets to rise further, especially since cash has become increasingly competitive with other investments that carry greater risk.

Strategy overview

Given our expectation for rising interest rates at the outset of the fiscal year, we maintained the fund’s exposure to floating-rate money market securities and commercial paper. These investments helped the portfolio capture the higher interest rates then coming to market, since yields on these securities are reset in accordance with changes in short-term interest rates.

By February, with the money market yield curve still relatively steep and investors pondering the possibility that the Fed might be nearing the end of this tightening cycle, we reallocated proceeds from maturing floating-rate securities to investments in money-market-eligible fixed-rate securities, particularly those from the longer end of the fund’s allowable maturity range. Most of these new holdings had maturities of 90 days or less, but we also selectively added certificates of deposit with maturities of 6, 9, and 12 months to lock in attractive rates for longer periods.

With data suggesting that economic growth and inflation were moderating during the summer months, the money market yield curve flattened. In response, the Fed took a decidedly neutral position and held short-term interest rates steady at its August and September meetings while it assessed the impact of past rate increases on the U.S. economy. During this time, we invested in money market securities with three-month maturities, because during this transitional period, we didn’t think it would be prudent to extend maturities past the calendar year-end. We also maintained the portfolio’s exposure to floating-rate securities with interest rates that reset quarterly, and we added fixed-rate securities in an effort to lock in yields in what we see as a stable to potentially declining interest-rate environment.

The fund’s average days to maturity, which indicates its relative sensitivity to changes in interest rates, was kept longer than that of many others in its peer group, contributing favorably to the fund’s relative performance. The portfolio’s average days to maturity was 39 days at the end of the fund’s prior fiscal year, on September 30, 2005, and 44 days as of September 30, 2006, the end of the fiscal year covered by this report. The fund’s 7-day yield rose from 3.55% at the beginning of the 2006 fiscal year to 5.29% at its end.*

*Yields cited reflect an expense limitation, without which yields would have been lower.

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

Your fund’s holdings

With approximately one-third of the fund’s total net assets invested in international financial institutions, we think

U.S.-dollar-denominated foreign holdings add valuable diversity to the portfolio. During the fiscal year, we began investing in securities issued by large Japanese banks. In our opinion, the Japanese economy continues to recover, and there are strong indications that deflation in Japan has come to an end. We were encouraged by the fact that the Bank of Japan ended its five-year policy of “quantitative easing” during the reporting period, and believe this should add further momentum to Japan’s resurgence. In addition, we are seeing tangible improvement in the credit fundamentals of Japanese banks after several years of disappointing performance. Asset-quality issues have been meaningfully addressed, leading to improved profitability and better capital profiles for the banks. Given these positive trends, we are now comfortable investing in Japanese bank debt with moderate maturity limits, including securities issued by Bank of Tokyo-Mitsubishi UFJ and Mizuho Financial Group.

Money market securities issued by other large banks, such as Wachovia in the United States and Barclays Bank in the United Kingdom, continue to be important core holdings for the fund. These banks benefit from broadly diversified franchises in their healthy and supportive home markets.

The fund’s holdings in Aquifer Funding exemplify its investments in asset-backed commercial paper. Aquifer is backed by its extremely diverse and highly rated financial assets. Similarly, Park Granada uses high-quality mortgage loans to back its commercial paper issuance. The highly liquid nature of these companies’ underlying assets, coupled with backup lending and credit support facilities earmarked for these programs, makes these holdings very attractive in our view.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Performance comparisons As of 9/30/06

	Current yield*

Regular savings account	0.50%

Average taxable money market fund compound 7-day yield	4.83

3-month certificate of deposit	5.34

	Current yield (with	Current yield (without
Putnam Prime Money Market Fund (7-day yield)	expense limitation)	expense limitation)

Class I	5.29%	5.11%

Class S	5.18	5.04

Class A	5.04	4.87

Class R	4.78	4.64

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate.The principal value on regular savings accounts and on bank certificates of deposit (CDs) is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals.

During the period, the fund limited expenses, without which yields would have been lower.

* Sources: Bank of America (regular savings account), iMoneyNet Money Fund Report (average taxable money market fund compound 7-day yield), and Federal Reserve Board of Governors (3-month CDs).

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As of this writing, we believe the Fed is likely to remain in a holding pattern with regard to near-term interest-rate changes. Time is needed to evaluate the effects of 17 consecutive hikes in the federal funds rate. In our opinion, the minutes of the August 8, 2006, Federal Open Market Committee meeting indicate an increased chance that June’s increase in the federal funds rate to 5.25% will be the last tightening in the current interest-rate cycle, especially since concerns were expressed about a slowdown in the housing market and the lagging impact of interest-rate increases on the economy.

We anticipate that Fed Chairman Ben Bernanke will continue to steer the Fed in a similar direction as his predecessor by remaining vigilant on inflation. The Fed’s interest-rate policy is expected to become more dependent on upcoming financial data as it attempts to engineer a soft landing for the U.S. economy.

Against this backdrop, we will be looking for opportunities to extend the fund’s average days to maturity to lock in yields — shifting the focus from floating-rate to fixed-rate money market securities — as we begin to position the portfolio for an eventual decline in interest rates.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.

Your fund’s performance

This section shows your fund’s performance for periods ended September 30, 2006, the end of its fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance Total return for periods ended 9/30/06

	Class I		Class S		Class A		Class R
(inception dates)	(5/6/04)		(5/6/04)		(5/6/04)		(5/6/04)
		NAV		NAV		NAV		NAV

	Life of fund	7.95%		7.69%		7.31%		6.66%
	Annual average	3.24		3.13		2.98		2.72

	1 year	4.70		4.59		4.44		4.18

	Current yield (end of period)*

	Current 7-day yield
	(with expense limitation)	5.29		5.18		5.04		4.78

	Current 7-day yield
	(without expense limitation)	5.11		5.04		4.87		4.64

	Current 30-day yield
	(with expense limitation)	5.23		5.13		4.98		4.73

	Current 30-day yield
	(without expense limitation)	5.08		4.99		4.83		4.59

Performance assumes reinvestment of distributions and does not account for taxes. None of the share classes carry an initial sales charge or a contingent deferred sales charge.

For a portion of the period, the fund limited expenses, without which returns and yields would have been lower.

* The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

Comparative index returns For periods ended 9/30/06

		Lipper Institutional
	Merrill Lynch 91-Day	Money Market Funds
	Treasury Bill Index	category average*

Life of fund	7.77%	7.18%
Annual average	3.17	2.93

1 year	4.50	4.36

* Over the 1-year and life-of-fund periods ending 9/30/06, there were 342 and 302 funds, respectively, in this Lipper category.

Fund distribution information For the 12-month period ended 9/30/06

Distributions	Class I	Class S	Class A	Class R

Number	12	12	12	12

Income	$0.045925	$0.044926	$0.043433	$0.040935

Total	$0.045925	$0.044926	$0.043433	$0.040935

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Prime Money Market Fund from April 1, 2006, to September 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class I	Class S	Class A	Class R

Expenses paid per $1,000*	$ 0.76	$ 1.27	$ 2.03	$ 3.30

Ending value (after expenses)	$1,025.40	$1,024.90	$1,024.20	$1,022.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2006, use the calculation method below. To find the value of your investment on April 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 04/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class I	Class S	Class A	Class R

Expenses paid per $1,000*	$ 0.76	$ 1.27	$ 2.03	$ 3.29

Ending value (after expenses)	$1,024.32	$1,023.82	$1,023.06	$1,021.81

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class I	Class S	Class A	Class R

Your fund's annualized expense ratio*	0.15%	0.25%	0.40%	0.65%

Average annualized expense ratio for Lipper peer group†	0.36%	0.46%	0.61%	0.86%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Simple average of the expenses of all funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares, other than class I shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s management

Your fund is managed by the members of the Putnam Fixed-Income Money Market Team. Joanne Driscoll is the Portfolio Leader and Jonathan Topper is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Fixed-Income Money Market Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $720,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities,calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Joanne Driscoll is also a Portfolio Leader of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund.

Jonathan Topper is also a Portfolio Member of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund.

Joanne Driscoll and Jonathan Topper may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Member

Your fund’s Portfolio Leader and Portfolio Member did not change during the year ended September 30, 2006.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Share classes

Class I shares are not subject to an initial sales charge or CDSC, and do not carry a 12b-1 fee.

Class S shares are not subject to an initial sales charge or CDSC, but carry a 12b-1 fee.

Class A shares are not subject to an initial sales charge or CDSC, but carry a higher 12b-1 fee than class S shares.

Class R shares are not subject to an initial sales charge, but carry a higher 12b-1 fee than class A and class S shares.

Shares of this fund, regardless of class, are not exchangeable into shares of any other Putnam fund.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lipper Institutional Money Market Funds category average is an equally weighted average of the total return of all funds in the Lipper Institutional Money Market Funds category.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract and administrative services contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and administrative services contract, effective July 1, 2006. This approval was based on the following conclusions:

• That the fee schedule in effect for your fund (which includes fees paid under the administrative services contract) represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management (and administrative services, if applicable) fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management and administrative services fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 14th percentile in management fees and in the 1st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. (A “breakpoint” is a reduction in fee rates that applies to additional assets once specified asset levels are reached.) The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class I share cumulative total return performance at net asset value was in the following percentile of its Lipper Inc. peer group (Lipper Institutional Money Market Funds) for the one-year period ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period

14th

(Because of the passage of time, this performance result may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-year period ended March 31, 2006, there were 319 funds in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile ranking for your fund’s class I share annualized total return performance in the Lipper Institutional Money Market Funds category for the one-year period ended September 30, 2006 was 7%. Over the one-year period ended September 30, 2006, the fund ranked 22 out of 342 funds. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and nonin-vestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Prime Money Market Fund, a series of Putnam Funds Trust, including the fund’s portfolio, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Prime Money Market Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 9, 2006

The fund’s portfolio 9/30/06

COMMERCIAL PAPER (72.3%)*

	Yield (%)	Maturity date	Principal amount	Value

Domestic (57.4%)
Amstel Funding Corp.	5.590	12/22/06	$ 49,229,000	$ 48,629,542
Amstel Funding Corp.	5.373	11/15/06	19,000,000	18,874,125
Amstel Funding Corp.	5.293	11/22/06	24,000,000	23,821,120
Aquifer Funding, LLC	5.313	10/6/06	17,000,000	16,987,510
Aquifer Funding, LLC	5.313	10/5/06	22,000,000	21,987,069
Aquifer Funding, LLC	5.313	10/4/06	37,000,000	36,983,689
Atlantic Asset Securitization, LLC	5.327	10/16/06	14,840,000	14,807,352
Bank of America Corp.	5.458	10/4/06	25,000,000	24,988,781
Bank of America Corp.	5.328	12/18/06	12,000,000	11,863,240
Bank of America Corp.	5.325	12/14/06	9,300,000	9,199,446
Bank of America Corp. Credit Card Trust
Emerald Notes	5.360	11/21/06	20,000,000	19,850,258
Bank of America Corp. Credit Card Trust
Emerald Notes	5.356	11/16/06	11,250,000	11,173,956
Bank of America Corp. Credit Card Trust
Emerald Notes	5.351	12/6/06	6,550,000	6,486,596
Bank of America Corp. Credit Card Trust
Emerald Notes	5.349	10/11/06	40,000,000	39,941,111
Bank of America Corp. Credit Card Trust
Emerald Notes	5.347	12/7/06	32,000,000	31,685,547
Bank of America Corp. Credit Card Trust
Emerald Notes	5.345	12/13/06	7,000,000	6,925,050
Bank of America Corp. Credit Card Trust
Emerald Notes	5.309	10/17/06	19,100,000	19,055,264
Barton Capital, LLC	5.314	11/6/06	21,372,000	21,259,370
Barton Capital, LLC	5.288	10/5/06	41,852,000	41,827,540
Bear Stearns Cos.	5.413	11/6/06	35,000,000	34,813,100
Bear Stearns Cos.	5.339	10/10/06	30,000,000	29,960,325
Bryant Park Funding, LLC	5.363	1/10/07	32,276,000	31,798,790
Bryant Park Funding, LLC	5.347	1/17/07	40,700,000	40,058,364
Bryant Park Funding, LLC	5.341	12/7/06	34,000,000	33,666,526
Bryant Park Funding, LLC	5.340	10/25/06	15,880,000	15,824,102
Bryant Park Funding, LLC	5.318	11/7/06	19,000,000	18,897,089
CAFCO, LLC	5.343	11/20/06	20,000,000	19,853,472
CAFCO, LLC	5.319	10/31/06	25,000,000	24,890,208
CAFCO, LLC	5.303	11/15/06	25,000,000	24,835,625
CHARTA, LLC	5.341	12/12/06	30,000,000	29,683,800
CHARTA, LLC	5.316	10/27/06	25,000,000	24,904,847
CIT Group, Inc.	5.481	12/4/06	14,495,000	14,356,363
Citibank Credit Card Issuance Trust Dakota Notes	5.321	10/2/06	24,000,000	23,996,480
Citibank Credit Card Issuance Trust Dakota Notes	5.318	11/7/06	31,000,000	30,832,092
Citibank Credit Card Issuance Trust Dakota Notes	5.308	11/2/06	31,000,000	30,854,782
Citibank Credit Card Issuance Trust Dakota Notes	5.307	10/5/06	24,500,000	24,485,654
Citigroup Funding, Inc.	5.308	11/16/06	40,000,000	39,730,644
CRC Funding, LLC	5.327	12/15/06	25,000,000	24,726,042
CRC Funding, LLC	5.313	10/10/06	17,000,000	16,977,603
Curzon Funding, LLC	5.408	11/3/06	40,425,000	40,227,305
Curzon Funding, LLC	5.392	3/12/07	11,000,000	10,740,125
Curzon Funding, LLC	5.362	11/9/06	23,000,000	22,868,191
Curzon Funding, LLC	5.341	12/1/06	20,000,000	19,823,778
Falcon Asset Securitization Corp.	5.283	10/20/06	30,000,000	29,916,717
Goldman Sachs Group, Inc. (The)	4.837	10/24/06	25,000,000	24,925,410
Gotham Funding Corp.	5.313	10/25/06	40,000,000	39,858,933
Gotham Funding Corp.	5.302	10/10/06	37,000,000	36,951,160
Gotham Funding Corp.	5.296	10/4/06	20,000,000	19,991,200
Govco, Inc.	5.373	11/15/06	25,000,000	24,834,375
Govco, Inc.	5.341	12/18/06	9,000,000	8,897,235
Govco, Inc.	5.341	12/13/06	39,000,000	38,583,231
Grampian Funding, LLC	5.392	12/11/06	49,000,000	48,491,167

COMMERCIAL PAPER (72.3%)* continued

	Yield (%)	Maturity date	Principal amount	Value

Domestic continued
Grampian Funding, LLC	5.356	11/28/06	$ 22,000,000	$ 21,812,853
Jupiter Securitization Corp.	5.313	11/7/06	12,447,000	12,379,582
Jupiter Securitization Corp.	5.299	11/10/06	30,000,000	29,824,667
Jupiter Securitization Corp.	5.291	10/11/06	13,000,000	12,980,969
Klio II Funding Corp.	5.481	10/20/06	74,260,000	74,047,967
Klio II Funding Corp.	5.313	10/18/06	27,000,000	26,932,552
Klio II Funding Corp.	5.297	10/10/06	10,000,000	9,986,788
Klio II Funding Corp.	5.296	10/12/06	33,000,000	32,946,760
Master Funding, LLC Ser. B	5.339	11/30/06	35,000,000	34,691,417
Master Funding, LLC Ser. B	5.329	11/15/06	50,000,000	49,669,375
Master Funding, LLC Ser. B	5.317	10/31/06	20,000,000	19,911,833
Metlife Funding	5.316	12/20/06	14,500,000	14,330,833
Old Line Funding Corp.	5.314	10/19/06	20,334,000	20,280,420
Old Line Funding Corp.	5.309	11/10/06	17,195,000	17,094,314
Park Granada, LLC	5.450	10/2/06	12,050,000	12,048,176
Park Granada, LLC	5.382	10/2/06	33,370,000	33,359,022
Park Granada, LLC	5.356	1/22/07	5,000,000	4,917,447
Park Granada, LLC	5.328	11/1/06	20,000,000	19,909,067
Park Granada, LLC	5.328	10/31/06	35,000,000	34,846,000
Park Granada, LLC	5.296	10/6/06	24,000,000	23,982,367
Ranger Funding Co., LLC	5.314	11/1/06	37,000,000	36,832,092
Ranger Funding Co., LLC	5.293	10/12/06	25,637,000	25,595,796
Sheffield Receivables Corp.	5.341	12/11/06	24,000,000	23,750,553
Sheffield Receivables Corp.	5.289	10/3/06	25,000,000	24,992,667
Thunder Bay Funding, Inc.	5.330	12/21/06	4,129,000	4,080,133
Thunder Bay Funding, Inc.	5.309	11/9/06	20,015,000	19,900,731
Thunder Bay Funding, Inc.	5.307	11/2/06	30,771,000	30,626,855
Thunder Bay Funding, Inc.	5.307	10/10/06	24,277,000	24,245,015
Windmill Funding Corp.	5.289	11/2/06	20,500,000	20,404,151
Working Capital Management Co., L.P.	5.317	10/20/06	10,000,000	9,972,028
Working Capital Management Co., L.P.	5.299	10/2/06	43,000,000	42,993,693
Yorktown Capital, LLC	5.297	10/26/06	6,000,000	5,978,042
Yorktown Capital, LLC	5.282	10/19/06	30,000,000	29,921,100
				2,132,846,566

Foreign (14.9%)
ANZ (Delaware), Inc. (Australia)	5.349	12/5/06	14,000,000	13,868,303
Atlantis One Funding Corp. (Netherlands)	5.510	12/20/06	32,140,000	31,757,177
Atlantis One Funding Corp. (Netherlands)	5.321	12/28/06	30,000,000	29,615,000
Atlantis One Funding Corp. (Netherlands)	5.316	10/26/06	25,000,000	24,908,507
Atlantis One Funding Corp. (Netherlands)	5.305	11/22/06	40,000,000	39,696,089
Bank of Ireland (Ireland)	5.402	2/20/07	27,000,000	26,440,343
Bank of Ireland (Ireland)	5.384	2/23/07	20,000,000	19,576,278
Bank of Nova Scotia (Canada)	5.283	10/13/06	40,000,000	39,929,867
Barclays U.S. Funding Corp. (United Kingdom)	5.352	11/22/06	23,000,000	22,824,587
Danske Corp. (Denmark)	5.301	1/22/07	24,000,000	23,607,513
Danske Corp. (Denmark)	4.796	10/30/06	24,300,000	24,209,466
HBOS Treasury Services PLC (United Kingdom)	5.341	12/14/06	21,000,000	20,772,512
HBOS Treasury Services PLC (United Kingdom)	5.338	11/29/06	9,770,000	9,685,697
HSBC Finance Corp. (United Kingdom)	5.326	11/30/06	35,000,000	34,692,583
ING (US) Funding, LLC (Netherlands)	5.542	10/18/06	3,900,000	3,889,963
Societe Generale (France)	5.352	1/8/07	9,500,000	9,362,583
Stadshypotek Delaware, Inc. (Sweden)	5.282	10/18/06	25,000,000	24,937,903
Swedbank (Sweden)	5.341	11/27/06	25,000,000	24,791,396
Swedbank Mortgage AB (Sweden)	5.475	10/6/06	25,000,000	24,981,250
Swedbank Mortgage AB (Sweden)	5.334	11/20/06	13,850,000	13,748,626

COMMERCIAL PAPER (72.3%)* continued

	Yield (%)	Maturity date	Principal amount	Value

Foreign continued
Tulip Funding Corp. (Netherlands)	5.475	10/23/06	$ 37,000,000	$36,877,900
Tulip Funding Corp. (Netherlands)	5.313	11/1/06	35,000,000	34,845,708
Westpac Trust Securities NZ, Ltd. (Australia)	5.310	12/13/06	18,430,000	18,233,797
				553,253,048

Total commercial paper (cost $2,686,099,614)				$2,686,099,614

CERTIFICATES OF DEPOSIT (12.6%)*

	Yield (%)	Maturity date	Principal amount	Value

Domestic (4.3%)
Citizens Bank of Massachusetts Ser. CD	5.337	12/29/06	$ 25,000,000	$25,000,000
Citizens Bank of Pennsylvania Ser. CD	5.360	12/18/06	35,000,000	35,000,000
Citizens Bank of Pennsylvania Ser. CD	5.360	12/8/06	30,000,000	30,000,000
SunTrust Bank FRN, Ser. CD	5.280	2/9/07	30,000,000	29,998,942
Wachovia Bank, N.A. FRN, Ser. CD	5.327	3/30/07	40,000,000	39,993,600
				159,992,542

Foreign (8.3%)
Barclays Bank PLC FRN, Ser. YCD (United Kingdom)	5.275	4/4/07	35,000,000	34,996,498
Canadian Imperial Bank of Commerce FRN,
Ser. YCD1 (Canada) (M)	5.310	12/23/10	15,000,000	15,000,000
Deutsche Bank AG Ser. ECD (Germany)	4.900	2/5/07	28,000,000	27,986,413
Deutsche Bank AG Ser. ECD (Germany)	4.900	2/5/07	16,500,000	16,483,601
Deutsche Bank AG Ser. ECD (Germany)	4.860	1/31/07	29,000,000	28,997,191
Deutsche Bank AG Ser. ECD (Germany)	4.760	11/8/06	22,000,000	21,999,311
Dexia Credit Local FRN, Ser. YCD (Belgium)	5.270	10/3/06	15,000,000	14,999,984
Mizuho Corporate Bank, Ltd. Ser. YCD (Japan)	5.360	10/24/06	30,000,000	30,000,190
Mizuho Corporate Bank, Ltd. Ser. YCD (Japan)	5.335	10/23/06	10,000,000	10,000,030
Societe Generale Ser. ECD (France)	5.510	10/23/06	25,000,000	25,000,000
Societe Generale Ser. ECD (France)	4.800	12/6/06	9,000,000	8,998,464
Svenska Handelsbanken FRN, Ser. YCD (Sweden)	5.275	10/4/07	28,000,000	27,994,064
Svenska Handelsbanken Ser. YCD (Sweden)	4.783	12/5/06	24,000,000	23,994,585
UBS AG Ser. YCD (Switzerland)	5.295	10/6/06	20,000,000	20,000,014
				306,450,345

Total certificates of deposit (cost $466,442,887)				$466,442,887

CORPORATE BONDS AND NOTES (11.3%)*

	Yield (%)	Maturity date	Principal amount	Value

Domestic (4.7%)
Bank of New York Co., Inc. (The) 144A
sr. notes FRN, Ser. XMTN (M)	5.320	3/10/15	$ 18,000,000	$18,000,000
Lehman Brothers Holdings, Inc. FRN,
Ser. MTN	5.370	6/26/07	15,000,000	15,000,000
Merrill Lynch & Co., Inc. FRN, Ser. C (M)	5.340	9/15/10	9,000,000	9,000,000
Merrill Lynch & Co., Inc. FRN, Ser. MTN (M)	5.310	8/24/11	25,000,000	25,000,000
Merrill Lynch & Co., Inc. notes	7.000	1/15/07	17,260,000	17,324,977
Morgan Stanley Dean Witter & Co. FRN	5.615	7/27/07	13,930,000	13,948,977
Morgan Stanley Dean Witter & Co. FRN	5.550	11/24/06	22,000,000	22,005,431
Morgan Stanley Dean Witter & Co. FRN,
Ser. EXL1	5.490	3/14/07	25,800,000	25,813,725
Wachovia Corp. sr. notes FRN	5.591	7/20/07	26,000,000	26,022,943
				172,116,053

CORPORATE BONDS AND NOTES (11.3%)* continued

	Yield (%)	Maturity date	Principal amount	Value

Foreign (6.6%)
Bank of Ireland 144A unsec. notes FRN,
Ser. XMTN (Ireland) (M)	5.300	10/20/10	$ 25,000,000	$ 25,000,081
BNP Paribas 144A FRN (France) (M)	5.363	5/19/11	29,000,000	29,000,000
Commonwealth Bank of Australia 144A FRN
(Australia) (M)	5.330	8/24/10	20,000,000	20,000,000
Credit Agricole SA 144A FRN (France) (M)	5.481	7/22/11	20,000,000	20,000,000
DnB NOR Bank ASA 144A FRN (Norway) (M)	5.320	5/25/11	25,000,000	25,000,000
HBOS Treasury Services PLC 144A FRN,
Ser. MTN (United Kingdom) (M)	5.300	2/9/11	22,000,000	22,000,000
HSBC USA, Inc. sr. notes FRN, Ser. EXT
(United Kingdom) (M)	5.310	12/15/11	19,000,000	19,000,000
National Australia Bank 144A FRB (Australia) (M)	5.300	3/7/11	29,000,000	29,000,000
Nordea Bank AB 144A FRN (Sweden) (M)	5.340	8/11/10	18,000,000	18,000,000
Nordea Bank AB 144A unsec. notes FRN,
Ser. EXL (Sweden) (M)	5.310	4/8/11	15,000,000	15,000,000
Westpac Banking Corp. 144A FRN (Australia) (M)	5.300	2/16/11	24,000,000	24,000,000
				246,000,081

Total corporate bonds and notes (cost $418,116,134)				$ 418,116,134

TIME DEPOSITS (1.0%)* (cost $36,000,000)

	Yield (%)	Maturity date	Principal amount	Value

BNP Paribas (France)	5.400	10/2/06	$ 36,000,000	$ 36,000,000

U.S. GOVERNMENT AGENCY OBLIGATIONS (0.8%)* (cost $29,000,000)

	Yield (%)	Maturity date	Principal amount	Value

Fannie Mae notes	5.610	9/5/07	$ 29,000,000	$ 29,000,000

ASSET BACKED SECURITIES (0.7%)* (cost $27,206,142)

	Yield (%)	Maturity date	Principal amount	Value

TIAA Real Estate CDO, Ltd. 144A FRB, Ser. 03-1A,
Class A1MM (Cayman Islands) (M)	5.354	12/28/18	$ 27,206,142	$ 27,206,142

SHORT-TERM INVESTMENTS (2.5%)*

			Principal amount	Value

Interest in $400,000,000 joint tri-party repurchase agreement dated September 29, 2006 with
Bank of America Securities, LLC due October 2, 2006 with respect to various U.S. Government obligations — maturity value of $43,019,207 for an effective yield of 5.36% (collateralized by Fannie Mae
securities with a coupon rate of 6.50% and a due date of July 1, 2035, valued at $408,000,000)			$ 43,000,000	$ 43,000,000
Interest in $50,000,000 tri-party repurchase agreement dated September 29, 2006 with Bank of
America Securities, LLC due October 2, 2006 with respect to various U.S. Government obligations —
maturity value of $50,022,542 for an effective yield of 5.41% (collateralized by various corporate bonds and notes with coupon rates ranging from 5.25% to 7.375% and due dates ranging from April 1, 2016 to
February 1, 2037, valued at $51,000,001)			50,000,000	50,000,000

Total short-term investments (cost $93,000,000)				$ 93,000,000

TOTAL INVESTMENTS

Total investments (cost $3,755,864,777)				$3,755,864,777

* Percentages indicated are based on net assets of $3,715,449,804.

(M ) The security’s effective maturity date is less than one year.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at September 30, 2006.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at September 30, 2006 (as a percentage of Portfolio Value):

Australia	2.8%
Belgium	0.4
Canada	1.5
Cayman Islands	0.7
Denmark	1.3
France	3.4
Germany	2.5
Ireland	1.9
Japan	1.1
Netherlands	5.4
Norway	0.6
Sweden	4.6
Switzerland	0.5
United Kingdom	4.4
United States	68.9

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/06

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$3,755,864,777

Cash	220,260

Interest and other receivables	8,677,827

Total assets	3,764,762,864

LIABILITIES

Distributions payable to shareholders	13,543,620

Payable for securities purchased	34,876,567

Payable for compensation of Manager (Note 2)	672,876

Payable for investor servicing and custodian fees (Note 2)	34,802

Payable for Trustee compensation and expenses (Note 2)	57,221

Payable for administrative services (Note 2)	7,631

Payable for distribution fees (Note 2)	3,298

Other accrued expenses	117,045

Total liabilities	49,313,060

Net assets	$3,715,449,804

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,715,030,740

Undistributed net investment income (Note 1)	504,453

Accumulated net realized loss on investments (Note 1)	(85,389)

Total — Representing net assets applicable to capital shares outstanding	$3,715,449,804

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class I share ($546,222,990 divided by 546,176,705 shares)	$1.00

Net asset value, offering price and redemption price per class S share ($1,077 divided by 1,077 shares)	$1.00

Net asset value, offering price and redemption price per class A share ($74,911 divided by 74,901 shares)	$1.00

Net asset value, offering price and redemption price per class R share ($1,067 divided by 1,067 shares)	$1.00

Net asset value, offering price and redemption price per class P share ($3,169,149,759 divided by 3,168,776,990 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/06

INTEREST INCOME	$148,323,177

EXPENSES

Compensation of Manager (Note 2)	7,748,273

Investor servicing fees (Note 2)	320,694

Custodian fees (Note 2)	49,161

Trustee compensation and expenses (Note 2)	89,572

Administrative services (Note 2)	60,278

Distribution fees — Class S (Note 2)	1

Distribution fees — Class A (Note 2)	10,220

Distribution fees — Class R (Note 2)	5

Other	353,596

Fees waived and reimbursed by Manager (Note 2)	(4,015,109)

Total expenses	4,616,691

Expense reduction (Note 2)	(48,091)

Net expenses	4,568,600

Net investment income	143,754,577

Net realized loss on investments (Notes 1 and 3)	(37,824)

Net loss on investments	(37,824)

Net increase in net assets resulting from operations	$143,716,753

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	9/30/06	9/30/05

Operations:
Net investment income	$ 143,754,577	$ 80,814,542

Net realized loss on investments	(37,824)	(42,918)

Net increase in net assets resulting from operations	143,716,753	80,771,624

Distributions to shareholders: (Note 1)

From net investment income

Class I	(15,484,474)	(35,197)

Class S	(47)	(25)

Class A	(191,514)	(24)

Class R	(43)	(21)

Class P	(127,683,109)	(80,674,859)

Increase (decrease) from capital share transactions (Note 4)	1,284,826,641	(1,254,461,120)

Total increase (decrease) in net assets	1,285,184,207	(1,254,399,622)

NET ASSETS

Beginning of year	2,430,265,597	3,684,665,219

End of year (including undistributed net investment income of $504,453 and $109,063, respectively)	$3,715,449,804	$ 2,430,265,597

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

								Total			Ratio of net
	Net asset			Total	From		Net asset	return	Net	Ratio of	investment
	value,	Net	Net realized	from	net		value,	at net	assets,	expenses to	income (loss)
	beginning	investment	gain (loss) on	investment	investment	Total	end	asset	end of period	average net	to average
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	of period	value (%)(b)	(in thousands)	assets (%)(a,c)	net assets (%)(a)

CLASS I
September 30, 2006	$1.00	.0460	(.0001)	.0459	(.0459)	(.0459)	$1.00	4.70	$546,223.15		4.65
September 30, 2005	1.00	.0258	—(d)	.0258	(.0258)	(.0258)	1.00	2.61	1.18		3.08
September 30, 2004†	1.00	.0048	—(d)	.0048	(.0048)	(.0048)	1.00	.48*	1	.08*	.48*

CLASS S
September 30, 2006	$1.00	.0450	(.0001)	.0449	(.0449)	(.0449)	$1.00	4.59	$1.25		4.50
September 30, 2005	1.00	.0248	—(d)	.0248	(.0248)	(.0248)	1.00	2.51	1.28		2.50
September 30, 2004†	1.00	.0044	—(d)	.0044	(.0044)	(.0044)	1.00	.44*	1	.12*	.44*

CLASS A
September 30, 2006	$1.00	.0435	(.0001)	.0434	(.0434)	(.0434)	$1.00	4.44	$75.40		4.63
September 30, 2005	1.00	.0233	—(d)	.0233	(.0233)	(.0233)	1.00	2.36	1.43		2.34
September 30, 2004†	1.00	.0038	—(d)	.0038	(.0038)	(.0038)	1.00	.38*	1	.18*	.38*

CLASS R
September 30, 2006	$1.00	.0410	(.0001)	.0409	(.0409)	(.0409)	$1.00	4.18	$1.65		4.10
September 30, 2005	1.00	.0209	—(d)	.0209	(.0209)	(.0209)	1.00	2.11	1.68		2.10
September 30, 2004†	1.00	.0027	—(d)	.0027	(.0027)	(.0027)	1.00	.27*	1	.28*	.28*

CLASS P
September 30, 2006	$1.00	.0460	(.0001)	.0459	(.0459)	(.0459)	$1.00	4.70	$3,169,150.15		4.64
September 30, 2005	1.00	.0258	—(d)	.0258	(.0258)	(.0258)	1.00	2.61	2,430,261.18		2.53
September 30, 2004†	1.00	.0048	—(d)	.0048	(.0048)	(.0048)	1.00	.48*	3,684,661	.08*	.49*

* Not annualized.

† For the period May 6, 2004 (commencement of operations) to September 30, 2004.

(a) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 2):

	9/30/06	9/30/05	9/30/04

Class I	0.13%	0.10%	0.05%

Class S	0.13	0.10	0.05

Class A	0.13	0.10	0.05

Class R	0.13	0.10	0.05

Class P	0.13	0.10	0.05

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/06

Note 1: Significant accounting policies

Putnam Prime Money Market Fund (the “fund”), is a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide as high a rate of current income as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital and maintenance of liquidity by investing in a diversified portfolio of high-quality, short-term obligations.

The fund offers class I, class S, class A, class R and class P shares. Each class of shares is sold at net asset value without a front-end or deferred sales charge. The expenses for class I, class S, class A, class R and class P shares may differ based on each class’ distribution fee, which is identified in Note 2. The minimum order size for class I, class S, class A and class R shares is $10 million, subject to a temporary waiver by Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for financial institutions that confirm their intent to invest at least $10 million within 90 days. Orders placed by a financial institution for more than one client may be aggregated for purposes of the minimum initial order size. Class P shares are only available to other Putnam mutual funds and other accounts managed by Putnam Management or its affiliates.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade, short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the coun-terparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2006, the fund had a capital loss carryover of $60,851 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 4,647	September 30, 2012

2,522	September 30, 2013

53,682	September 30, 2014

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2007 $24,538 of losses recognized during the period November 1, 2005 to September 30, 2006.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the year ended September 30, 2006, there were no temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2006, the fund required no such reclassifications.

The tax basis components of distributable earnings as of September 30, 2006 were as follows:

Undistributed ordinary income	$14,048,074
Capital loss carryforward	(60,851)
Post-October loss	(24,538)

The aggregate identified cost on a financial reporting and tax basis is the same.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the annual rate of 0.20% of the average net assets of the fund. The fund also compensates Putnam Management monthly for certain administrative services provided based on the average net assets of the fund. Such administrative fees are based on an annual rate of 0.05% of the average net assets of the fund and totaled $1,549,992 for the period ended September 30, 2006. These amounts are included in Compensation of Manager in the statement of operations.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through September 30, 2007, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and payments under the fund’s distribution plan) would exceed an annual rate as low as 0.12% of the fund’s average net assets and in any event no greater than 0.20% of the fund’s average net assets. Prior to September 19, 2006, the low-end of the previously discussed limit was 0.15% of the fund’s average net assets. For the year ended September 30, 2006, Putnam Management waived $4,015,109 of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by PFTC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. During the year ended September 30, 2006, the fund incurred $369,855 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended September 30, 2006, the fund’s expenses were reduced by $48,091 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $712, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class S, class A and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.25%, 0.35% and 1.00% of the average net assets attributable to class S, class A and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.10%, 0.25% and 0.50% of the average net assets attributable to class S, class A and class R shares, respectively.

Note 3: Purchases and sales of securities

During the year ended September 30, 2006, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $50,967,713,482 and $49,761,386,361, respectively.

Note 4: Capital shares

At September 30, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

CLASS I	Shares	Amount

Year ended 9/30/06:
Shares sold	5,721,990,422	$ 5,721,990,422

Shares issued in connection with
reinvestment of distributions	9,483,823	9,483,823

	5,731,474,245	5,731,474,245

Shares repurchased	(5,185,298,571)	(5,185,298,571)

Net increase	546,175,674	$546,175,674

Year ended 9/30/05:
Shares sold	71,990,760	$71,990,760

Shares issued in connection with
reinvestment of distributions	31	31

	71,990,791	71,990,791

Shares repurchased	(71,990,760)	(71,990,760)

Net increase	31	$31

CLASS S	Shares	Amount

Year ended 9/30/06:
Shares sold	—	$ —

Shares issued in connection with
reinvestment of distributions	47	47

	47	47

Shares repurchased	—	—

Net increase	47	$47

Year ended 9/30/05:
Shares sold	—	$ —

Shares issued in connection with
reinvestment of distributions	30	30

	30	30

Shares repurchased	—	—

Net increase	30	$30

CLASS A	Shares	Amount

Year ended 9/30/06:
Shares sold	496,439,768	$ 496,439,768

Shares issued in connection with
reinvestment of distributions	45	45

	496,439,813	496,439,813

Shares repurchased	(496,365,939)	(496,365,939)

Net increase	73,874	$73,874

Year ended 9/30/05:
Shares sold	—	$—

Shares issued in connection with
reinvestment of distributions	27	27

	27	27

Shares repurchased	—	—

Net increase	27	$27

CLASS R	Shares	Amount

Year ended 9/30/06:
Shares sold	—	$ —

Shares issued in connection with
reinvestment of distributions	43	43

	43	43

Shares repurchased	—	—

Net increase	43	$ 43

Year ended 9/30/05:
Shares sold	—	$ —

Shares issued in connection with
reinvestment of distributions	24	24

	24	24

Shares repurchased	—	—

Net increase	24	$ 24

CLASS P	Shares	Amount

Year ended 9/30/06:
Shares sold	23,178,513,838	$ 23,178,513,838

Shares issued in connection with
reinvestment of distributions	—	—

	23,178,513,838	23,178,513,838

Shares repurchased	(22,439,936,835)	(22,439,936,835)

Net increase	738,577,003	$ 738,577,003

Year ended 9/30/05:
Shares sold	27,898,576,706	$ 27,898,576,706

Shares issued in connection with
reinvestment of distributions	—	—

	27,898,576,706	27,898,576,706

Shares repurchased	(29,153,037,938)	(29,153,037,938)

Net decrease	(1,254,461,232)	$ (1,254,461,232)

At September 30, 2006, Putnam, LLC owned the following class shares:

		Percent of
	Shares	Ownership	Value

Class S	1,077	100%	$1,077
Class A	1,073	1.4%	$1,073
Class R	1,067	100%	$1,067

At September 30, 2006, other Putnam mutual funds, and not Putnam, LLC, owned 3,168,776,990 class P shares of the fund (100% of class P shares outstanding), valued at $3,169,149,759.

Note 5: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information (Unaudited)

Federal tax information

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm. Since 2003, he has served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, he was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc.

(a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal Accounting Officer
Since 2000
Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2003, Senior Vice President,
United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004
Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*†

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*†
High Yield Trust*
Income Fund
Limited Duration Government Income Fund
Money Market Fund‡
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	George Putnam, III	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square
Boston, MA 02109	Charles E. Porter	Wanda M. McManus
	Executive Vice President, Principal	Vice President, Senior Associate Treasurer
Marketing Services	Executive Officer, Associate Treasurer, and	and Assistant Clerk
Putnam Retail Management	Compliance Liaison
One Post Office Square		Nancy E. Florek
Boston, MA 02109	Jonathan S. Horwitz	Vice President, Assistant Clerk,
	Senior Vice President and Treasurer	Assistant Treasurer and Proxy Manager
Custodian
Putnam Fiduciary Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Michael T. Healy
Assistant Treasurer and
Independent Registered Public	Principal Accounting Officer
Accounting Firm
KPMG LLP	Beth S. Mazor
Vice President
Trustees
John A. Hill, Chairman	James P. Pappas
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Myra R. Drucker	Richard S. Robie, III
Charles E. Haldeman, Jr.	Vice President
Paul L. Joskow
Elizabeth T. Kennan	Francis J. McNamara, III
Kenneth R. Leibler	Vice President and Chief Legal Officer
Robert E. Patterson
George Putnam, III	Charles A. Ruys de Perez
W. Thomas Stephens	Vice President and Chief Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Prime Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN093 238297 11/06

Putnam Prime Money Market Fund

Supplement to the Annual Report dated 9/30/06

The following information has been prepared to provide class P shareholders with a performance overview specific to their holdings. Class P shares are offered exclusively to clients that meet the eligibility requirements specified in the fund’s prospectus for such shares.

RESULTS AT A GLANCE

Total return for periods ended 9/30/06
			NAV
Life of fund (since inception, 5/6/04)			7.95%
Annual average			3.24
1 year			4.70
Current return (end of period)
7-day yield (with expense limitation)			5.29%
7-day yield (without expense limitation)			5.11
30-day yield (with expense limitation)			5.23
30-day yield (without expense limitation)			5.08
Share value:			NAV
9/30/05			$1.00
9/30/06			$1.00

Distributions:No.	Income	Capital gains	Total
12	$0.045925	---	$0.045925

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return will fluctuate. For the most recent month-end performance please visit www.putnam.com.

Performance assumes reinvestment of distributions and does not account for taxes. Class P shares do not carry an initial sales charge or contingent deferred sales charge. Yield reflects current performance more closely than total return. See full report for information on comparative benchmarks. If you have questions, please consult your fund’s prospectus or call Putnam toll free at 1-800-752-9894.

For a portion of the period, the fund limited expenses, without which returns and yields would have been lower.

A discussion of the information appearing in the tables below can be found in the “Your Fund’s Expenses” section of the accompanying shareholder report:

EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 9/30/06
	Class P
Expenses paid per $1,000*	$0.76
Ending value (after expenses)	$1,025.40

EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 9/30/06
	Class P
Expenses paid per $1,000*	$0.76
Ending value (after expenses)	$1,024.32

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA
Your fund's annualized expense ratio †		0.15%
Average annualized expense ratio for Lipper peer group‡		0.36

* Expenses are calculated using the fund’s annualized expense ratio for P shares, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/06. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights of the annual report.

‡ For class P shares, Putnam has adjusted the Lipper total expense average to reflect that class P shares do not incur 12b-1 fees.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2006	$35,650	$--	$3,050	$1,573
September 30, 2005	$31,968	$--	$1,768	$ -

For the fiscal years ended September 30, 2006 and September 30, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,623 and $1,768 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30,
2006	$ -	$ -	$ -	$ -

September
30, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust By (Signature and Title): /s/Michael T. Healy Michael T. Healy Principal Accounting Officer Date: December 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title): /s/Charles E. Porter Charles E. Porter Principal Executive Officer Date: December 5, 2006

By (Signature and Title): /s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: December 5, 2006